UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 28, 2009

State Bancorp, Inc.
(Exact name of registrant as specified in its charter)

New York	001-14783	11-2846511
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Two Jericho Plaza
Jericho, NY 11753
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code (516) 465-2200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.        OTHER EVENTS

Declaration of Quarterly Dividend
At its July 28, 2009 meeting, the Company's Board of Directors declared a cash dividend of $0.05 per share, to be paid on September 16, 2009 to stockholders of record as of August 21, 2009. The press release announcing such declaration is furnished herewith as Exhibit 99.1.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

    (d) Exhibits

    The following Exhibit is filed as part of this report.

    Exhibit 99.1 Press release issued by the Company on July 29, 2009 announcing the declaration of a cash dividend of $0.05 per share

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 29, 2009	State Bancorp, Inc.

	By:	/s/ Brian K. Finneran
Brian K. Finneran Chief Financial Officer

INDEX OF EXHIBITS

Exhibit Number	Description
99.1	Press release issued by the Company on July 29, 2009 announcing the declaration of a cash dividend of $0.05 per share